SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 23, 1998


                       Data Systems Network Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


      1-13424                                       38-2649874
(Commission File Number)                 (IRS Employer Identification No.)

   34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 489-8700

                                Not Applicable
         (Former name or former address, if changed since last report)



































ITEM 5.  OTHER EVENTS.

         On October 23, 1998, Data Systems Network Corporation (the "Company") issued a press release announcing (i) that it is conducting a search for a new auditing firm and (ii) that the Nasdaq Listing and Hearing Review Council notified the Company that it has affirmed the June 24, 1998 decision of the Nasdaq Qualifications Hearing Panel to de-list the Company. On October 26, 1998, the Company issued a press release announcing that it has been named as a Computer Associates Unicenter TNG Value Added Reseller and secured a contract valued at over $2 million with the Michigan Department of Corrections. The press releases are attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release, dated October 23, 1998
Exhibit 99.2     Press Release, dated October 26, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 3, 1998                     DATA SYSTEMS NETWORK CORPORATION


                                     By: /s/ Michael W. Grieves
                                         -----------------------------------
                                         Michael W. Grieves
                                         Chairman, President and Chief
                                         Executive Officer